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                                                                   EXHIBIT 10.53

                                RACI HOLDING, INC
                             2003 STOCK OPTION PLAN

                               Section 1. Purpose

        The purpose of this RACI Holding, Inc. 2003 Stock Incentive Plan is to foster and promote the long-term financial success of Holding and the Company and to increase materially stockholder value by (a) motivating superior performance by Participants in the Plan, (b) providing Participants in the Plan with an ownership interest in Holding and (c) enabling Holding, the Company and the Subsidiaries to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

                             Section 2. Definitions

        2.1. Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

        (1)     "Alternative Option" has the meaning given in Section 8.2.

        (2)     "Board" means the Board of Directors of Holding.

        (3) "BRS" means Bruckmann, Rosser, Sherrill & Co. II, L.P. and any successor or other investment vehicle managed by Bruckmann, Rosser, Sherrill & Co., Inc.

        (4) "C&D Fund" means The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership, and any successor or other investment vehicle managed by Clayton, Dubilier & Rice, Inc.

        (5) "Cause" means, with respect to an Employee: (i) the willful failure by a Participant to perform substantially his duties as an employee of Holding, the Company or any Subsidiary (other than any such failure due to physical or mental illness) after a demand for substantial performance is delivered to the Participant by the executive to whom the Participant reports or by the Board, which notice identifies the manner in which such executive or the Board, as the case may be, believes that the Participant has not substantially performed his duties, (ii) the Participant's engaging in willful and serious misconduct that is injurious to Holding, the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of guilty or nolo contendere to, a crime that constitutes a felony, (iv) the willful and material breach by the Participant of any written covenant or

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    agreement with Holding, the Company or any Subsidiary not to disclose any information pertaining to Holding, the Company or any Subsidiary or not to compete or interfere with Holding, the Company or any Subsidiary or any code of conduct or ethics maintained by Holding, the Company or any Subsidiary or
    (v) the breach by the Participant of his obligations pursuant to the "take-along" provisions set forth in any Subscription Agreement to which he is or becomes a party; and, with respect to an Eligible Director, shall mean the removal of the Participant as a Director by a majority of the holders of Common Stock then entitled to vote at an election of directors due to (i) the willful failure by the Participant to perform substantially his duties as a Director (other than any such failure due to physical or mental illness) after receipt of a notice which identifies the manner in which the Board or the shareholders believe that the Participant has not substantially performed his duties, (ii) the Participant's engaging in willful and serious misconduct that is injurious to Holding, the Company or any Subsidiary,
    (iii) the Participant's having been convicted of, or entered a plea of guilty or nolo contendere to, a crime that constitutes a felony, (iv) the willful and material breach by the Participant of any written covenant or agreement with Holding, the Company or any Subsidiary not to disclose any information pertaining to Holding, the Company or any Subsidiary or not to compete or interfere with Holding, the Company or any Subsidiary or any code of conduct or ethics maintained by Holding, the Company or any Subsidiary applicable to Directors, (v) the breach by the Participant of his obligations pursuant to the "take-along" provisions set forth in any Subscription Agreement to which he is or becomes a party or (vi) for any other reason constituting cause under applicable Delaware corporate law.

        (6) "Change in Control" means the first to occur of the following events after the Effective Date:

                (i) the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), other than Holding, the Company, any Subsidiary, any employee benefit plan of Holding, the Company or any Subsidiary, or BRS or the C&D Fund, of 50% or more of the combined voting power of Holding's then outstanding voting securities;

                (ii) the merger or consolidation of Holding, as a result of which persons who were stockholders of Holding immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

                (iii) the liquidation or dissolution of Holding or the Company other than a liquidation or dissolution of the Company into Holding or Holding into the

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        Company or for the purposes of effecting a corporate restructuring or reorganization as a result of which persons who were stockholders of Holding immediately prior to such liquidation or dissolution continue to own immediately therefore directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that owns, directly or indirectly, substantially all of the assets of Holding or the Company following such transaction; or

                (iv) the sale, transfer or other disposition of all or substantially all of the assets of Holding or the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of Holding, the Company, BRS or the C&D Fund.

        (7) "Change in Control Price" means the price per share of Common Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Board if any part of the offered price is payable other than in cash).

        (8) "Code" means the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.

        (9) "Common Stock" means the Class A Common Stock, par value $.01 per share, of Holding.

        (10) "Company" means Remington Arms Company, Inc., a Delaware corporation and any successor thereto.

        (11) "Director" means each individual serving as a director on the Board.

        (12) "Effective Date" means the date on which the Plan is approved by a majority of the holders of the Common Stock.

        (13) "Eligible Director" means each individual serving as a member of the Board who is not an employee of Holding, the Company or any Subsidiary and is not an employee of or associated with the C&D Fund, Clayton, Dubilier & Rice, Inc., BRS or Bruckmann, Rosser, Sherrill & Co., Inc.

        (14) "Employee" means any executive or senior officer or other executive or key employee of Holding, the Company or any Subsidiary.

        (15) "Exercise Shares" means shares of Common Stock that may be purchased by a Participant upon the exercise of his Covered Options.

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        (16)    "Fair Market Value" means, as of any date, the fair market value on such date per share of Common Stock as determined in good faith by the Board. In making a determination of Fair Market Value, the Board shall give due consideration for such factors as it deems appropriate, including, without limitation, the earnings and certain other financial and operating information of Holding in recent periods, the potential value of Holding as a whole, the future prospects of Holding and the industries in which it competes, the history and management of Holding, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of Holding and, if a valuation of the Common Stock shall have been performed by an independent valuation firm, such valuation. Nothing herein shall obligate the Board to obtain any such independent valuation. The determination of Fair Market Value will not give effect to any restrictions on transfer of the Shares or the fact that such Shares would represent a minority interest in Holding. The Fair Market Value as determined in good faith by the Board and in the absence of fraud shall be binding and conclusive upon Holding, the Company and each Participant.

        (17) "Grant Date" means, with respect to any Option, the date on which such Option is granted pursuant to the Plan.

        (18) "Holding" means RACI Holding, Inc., a Delaware corporation and any successor thereto.

        (19) "Involuntary Termination" means a termination of a Participant as an employee, consultant or Director, as the case may be, by the New Employer for any reason.

        (20) "New Employer" means the Participant's employer or the entity retaining the Participant as a consultant or the entity for whom the Director serves as a director, as the case may be, or the parent or a subsidiary of such employer or entity, immediately following a Change in Control.

        (21) "Option" means the right granted pursuant to the Plan to purchase one share of Common Stock at a price determined in accordance with
    Section 6.2.

        (22) "Option Agreement" means an agreement between Holding and the Participant embodying the terms of any Options granted hereunder, which agreement shall, unless the Board otherwise determines, be substantially in the form of the management stock option agreement attached hereto as Exhibit A-1 in the case of a Participant who is an Employee and substantially in the form of the director stock option agreement attached hereto as Exhibit A-2 in the case of a Participant who is an Eligible Director.

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        (23)    "Participant" means any Employee or Eligible Director who is a participant in the Plan.

        (24) "Permanent Disability" means a physical or mental disability or infirmity that prevents the performance of a Participant's employment-related or director-related duties for a continuous period of six months or longer. The Board's reasoned and good faith judgment of Permanent Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by the Participant or by any physician or group of physicians or other competent medical expert employed by the Participant or Holding to advise the Board.

        (25)    "Plan" means this RACI Holding, Inc. 2003 Stock Incentive Plan.

        (26) "Public Offering" means the first day as of which sales of Common Stock are made to the public in the United States pursuant to an underwritten public offering of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing.

        (27) "Retirement" means a Participant's retirement at age 65 or later.

        (28)    "Special Termination" has the meaning given in Section 7.1.

        (29) "Stock Purchase Right" shall mean the right to purchase one Share at a purchase price equal to the Fair Market Value during a limited period of time specified by the Board.

        (30) "Subscription Agreement" means a stock subscription agreement between Holding and the Participant embodying the terms of any stock purchase made pursuant to the Plan, which agreement shall, unless the Board otherwise determines, be substantially in the form of the management stock subscription agreement attached hereto as Exhibit B-1 in the case of a Participant who is an Employee and substantially in the form of the director stock subscription agreement attached hereto as Exhibit B-2 in the case of a Participant who is an Eligible Director.

        (31) "Subsidiary" means any corporation, a majority of whose outstanding voting securities is owned, directly or indirectly, by Holding.

        2.2. Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

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                    Section 3. Eligibility and Participation

        Participants in the Plan shall be those Employees and Eligible Directors selected by the Board to participate in the Plan. The selection of any person as a Participant shall neither entitle such person to nor disqualify such person from participation in any other award or incentive plan.

                         Section 4. Powers of the Board

        4.1. Power to Grant. The Board shall determine the Participants to whom Options shall be granted and the terms and conditions of any and all Options granted to Participants. In making such determination, the Board shall give due consideration to such factors as it deems appropriate.

        4.2. Administration. The Board shall be responsible for the administration of the Plan. Any authority exercised by the Board under the Plan shall be exercised by the Board in its sole discretion. Subject to the terms of the Plan, the Board, by majority action thereof, is authorized to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of Holding and the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations or other actions made or taken by the Board pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons.

        4.3. Delegation by the Board. All of the powers, duties and responsibilities of the Board specified in this Plan may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.

                        Section 5. Shares Subject to Plan

        5.1. Number. Subject to the provisions of Sections 5.2 and 5.3, the maximum number of shares of Common Stock that may be issued under the Plan or be subject to Options granted under the Plan may not exceed 15,890. The shares of Common Stock to be delivered under the Plan may consist, in whole or in part, of treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

        5.2. Canceled, Terminated or Forfeited Options. The shares of Common Stock subject to any Option which for any reason is canceled, terminated or otherwise forfeited, in whole or in part, without having been exercised, shall again be available for grant under the Plan.

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        5.3.    Adjustment in Capitalization. The number of shares of Common
Stock available for issuance under the Plan and the number, class and exercise price of any outstanding Options (and the number of shares of Common Stock subject to outstanding Options), may be adjusted by the Board, in its sole discretion, if it shall deem such an adjustment to be necessary or appropriate to reflect any dividend payable in shares of capital stock, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, liquidation or dissolution of Holding.

                           Section 6. Terms of Options

        6.1. Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Board. Options granted pursuant to the Plan will not be qualified as incentive stock options under the Code unless otherwise determined by the Board. Each Option granted to a Participant shall be evidenced by an Option Agreement that shall specify the number of shares of Common Stock that may be purchased pursuant to such Option, the exercise price at which a share of Common Stock may be purchased pursuant to such Option, the duration of such Option and such other terms consistent with the Plan as the Board shall determine, including customary representations, warranties and covenants with respect to securities law matters.

        6.2. Exercise Price. The exercise price per share of Common Stock to be purchased upon exercise of an Option shall be determined by the Board but shall not be less than the Fair Market Value on the Grant Date.

        6.3. Exercise of Options. The Options granted to a Participant at any time shall become exercisable in accordance with the vesting schedule and/or upon the attainment of such performance criteria as shall be specified by the Board on or before the Grant Date, provided that (a) 100% of such Options shall become exercisable to the extent provided in Section 8.1, (b) the Board may accelerate the exercisability of any Option, all Options or any class of Options, at any time and from time to time and (c) if the Board does not specify a vesting schedule for Options granted to any Participant on the Grant Date, one-third of the Options shall vest and become exercisable at the end of each of the third, fourth and fifth anniversaries of the date of the grant of such Options. No Options may be exercised until all requisite governmental approvals and consents have been obtained, the Exercise Shares to be issued in connection with the exercise of such Options have been registered under the applicable securities laws (or the issuance of such Exercise Shares is exempt from such registration), and all applicable tax withholding requirements have been satisfied. As a condition to the exercise of any Option, such Participant shall enter into a Subscription Agreement. Notwithstanding any other provision of the Plan, each Option shall terminate and shall not be exercisable on or after the tenth anniversary of the Grant Date of such Option.

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        6.4.    Payment. The Board shall establish procedures governing the exercise of Options, which procedures shall generally require that written notice of the exercise thereof be given and that the exercise price thereof be paid in full in cash or cash equivalents, including by personal check, at the time of exercise. However, in the event that shares of Common Stock are listed for trading on a national securities exchange or bid and ask prices for shares of Common Stock are quoted over the NASDAQ National Market System operated by the National Association of Securities Dealers, Inc., the Participant may, in lieu of cash, tender shares of Common Stock having a market price on the date of exercise of his Option equal to the purchase price of such Exercise Shares or may deliver a combination of cash and shares of Common Stock having a market price equal to the difference between the exercise price and the amount of such cash being delivered as payment for the purchase price of such Exercise Shares, subject to such rules and regulations as may be adopted by the Board to provide for the compliance of such payment procedure with applicable law. Holding and the Company may require the Participant to furnish or execute such other documents as it shall reasonably deem necessary to (i) evidence such exercise,
(ii) determine whether registration is then required under the U.S. federal securities laws, and (iii) comply with or satisfy the requirements of the U.S. federal securities laws, applicable state or non-U.S. securities laws or any other law. As soon as practicable after receipt of a written exercise notice and payment in full of the exercise price of any Covered Options, Holding shall deliver to the Participant a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof.

                      Section 7. Termination of Employment

        7.1. Special Termination. Unless otherwise provided in the agreement governing any Option or otherwise determined by the Board at the Grant Date, in the event that a Participant's employment with or, in the case of an Eligible Director, service on the Board of Directors of , Holding, the Company and the Subsidiaries terminates by reason of the Participant's death, Permanent Disability or Retirement (each, a "Special Termination"), then any Options held by the Participant shall immediately vest. Any such Option shall be exercisable and shall remain exercisable until the first to occur of (i) the 180th day following the date of the Participant's termination of employment, or (ii) the expiration of the term of such Options. Any Options described in the preceding sentence that are not exercised within the period specified shall terminate and be canceled upon the expiration of such period.

        7.2. Termination for Cause. In the event that a Participant's employment with or, in the case of an Eligible Director, the Director's service on the Board of Directors of, Holding, the Company and the Subsidiaries is terminated for Cause, any Options (whether or not then exercisable) held by such Participant shall terminate and be canceled immediately upon such termination of employment or service, as applicable.

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        7.3.    Other Termination of Employment. Unless otherwise provided in the agreement governing any Option or otherwise determined by the Board at or after the Grant Date, in the event that a Participant's employment with or, in the case of an Eligible Director, the director's service on the Board of Directors of, Holding, the Company and the Subsidiaries terminates for any reason other than (i) a Special Termination or (ii) for Cause, any Covered Options held by such Participant shall remain exercisable for a period of 60 days after the termination of employment (or, if shorter, during the remaining term of the Options). Any Options held by the Participant that are not exercisable at the date of the Participant's termination of employment or service, as applicable, shall terminate and be canceled immediately upon such termination, and any Covered Options described in the preceding sentence that are not exercised within the period specified shall terminate and be canceled upon the expiration of such period.

        7.4. Certain Rights upon Termination of Employment Prior to Public Offering. Unless otherwise provided in the agreement governing an Option or otherwise determined by the Board at the Grant Date, the Board shall provide in each Subscription Agreement for any Employee that (a) upon the termination of a Participant's employment for any reason prior to a Public Offering, Holding and the C&D Fund and BRS shall have successive rights to purchase all or any of the shares of Common Stock acquired by a Participant upon exercise of an Option (whether acquired before or after such termination) at the purchase price provided in such agreement and (b) a Participant may require Holding to repurchase all (but not less than all) of his shares upon the termination of the Participant's employment due to a Special Termination prior to a Public Offering for a purchase price per share equal to the Fair Market Value of a share of Common Stock, determined on the later of the date of the Participant's termination of employment and six months and one day after the shares were acquired by the Purchaser, and upon such additional terms and conditions as are set forth in the applicable Option Agreement or Subscription Agreement. The foregoing right of a Participant to require Holding to repurchase any shares shall (a) be subject to the terms of the Subscription Agreement pursuant to which shares are issued and to Holding having the ability to do so under the terms of its financing arrangements and under Delaware law and (b) shall terminate on a Public Offering.

                          Section 8. Change in Control

        8.1. Accelerated Vesting and Payment. Unless the Board shall otherwise determine in the manner set forth in Section 8.2, in the event of a Change in Control, each Option shall be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Option.

        8.2. Alternative Options. Notwithstanding Section 9.1, no cancellation, acceleration of exercisability, issuance of shares, vesting or cash settlement or other

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payment shall occur with respect to any Option if the Board reasonably determines in good faith, prior to the occurrence of a Change in Control, that such Option shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an "Alternative Option") by the New Employer, provided that any such Alternative Option must:

        (a) provide the Participant that held such Option with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise and vesting schedule, identical or better timing and methods of payment and, if the Alternative Option or the securities underlying them are not publicly traded, identical or better rights to require Holding or the New Employer to repurchase the Alternative Options;

        (b) have substantially equivalent economic value to such Option (determined at the time of the Change in Control); and

        (c) have terms and conditions that provide that if such Participant suffers an Involuntary Termination within two years following a Change in
    Control:

                (i) any conditions on such Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be; or

                (ii) such Participant shall have the right to surrender such Alternative Option within 30 days following such termination in exchange for a payment in cash equal to the excess of the Fair Market Value of the Common Stock subject to the Alternative Option over the price, if any, that such Participant would be required to pay to exercise such Alternative Option.

         Section 9. Amendment, Modification, and Termination of the Plan

        The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan. No amendment, modification, termination or suspension of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan without the consent of the Participant holding such Option. Shareholder approval of any such amendment, modification, termination or suspension shall be obtained to the extent mandated by applicable law, or if otherwise deemed appropriate by the Board.

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                      Section 10. Miscellaneous Provisions

        10.1. Nontransferability of Options. No Options granted under the Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution and provided that the deceased Participant's beneficiary or the representative of his estate acknowledges and agrees in writing, in a form reasonably acceptable to be bound by the provisions of the Plan (including the purchase rights described in Section 7.4) and the agreement covering such Options as if such beneficiary or estate were the Participant. All rights with respect to Options granted to a Participant under the Plan shall be exercisable during his life-time by such Participant only. Following a Participant's death, all rights with respect to Options that were outstanding at the time of such Participant's death and have not terminated shall be exercised by his designated beneficiary or by his estate.

        10.2. Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his lifetime.

        10.3. No Guarantee of Employment, Service or Participation. Nothing in the Plan or in any agreement granted hereunder shall interfere with or limit in any way the right of Holding, the Company, any Subsidiary or, in the case of a Director, Holding's shareholders, to terminate any Participant's employment, retention or service at any time, or confer upon any Participant any right to continue in the employ or retention of, or service as a Director of, Holding, the Company or any Subsidiary. No Employee or Eligible Director shall have a right to be selected as a Participant or, having been so selected, to receive any Options.

        10.4. Tax Withholding. Holding, the Company or the Subsidiary employing or retaining a Participant shall have the power to withhold, or to require such Participant to remit to Holding, the Company or such Subsidiary, subject to such other arrangements as the Board may set forth in the agreement governing such Option to which such Participant is a party, an amount sufficient to satisfy all federal, state, local and foreign withholding tax requirements in respect of any Option granted under the Plan.

        10.5. Indemnification. Each person who is or shall have been a member of the Board or any committee of the Board shall be indemnified and held harmless by Holding to the fullest extent permitted by law from and against any and all losses, costs, liabilities and expenses (including any related attorneys' fees and advances thereof) in connection with, based upon or arising or resulting from any claim, action, suit or proceeding to

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which he may be made a party or in which he may be involved by reason of any action taken or failure to act under or in connection with the Plan and from and against any and all amounts paid by him in settlement thereof, with Holding's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided that he shall give Holding an opportunity, at its own expense, to defend the same before he undertakes to defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under Holding's Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

        10.6. No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of Holding, the Company or any Subsidiary to establish other plans or to pay compensation to its employees or consultants, in cash or property, in a manner that is not expressly authorized under the Plan.

        10.7. Requirements of Law. The granting of Options and the issuance of shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Options shall be granted under the Plan, and no shares of Common Stock shall be issued under the Plan, if such grant or issuance would result in a violation of applicable law, including the federal securities laws and any applicable state securities laws.

        10.8. Freedom of Action. Subject to Section 9, nothing in the Plan or any Option Agreement shall be construed as limiting or preventing Holding, the Company or any Subsidiary from taking any action that it deems appropriate or in its best interest.

        10.9. Term of Plan. The Plan shall be effective as of the Effective Date. The Plan shall continue in effect, unless sooner terminated pursuant to
Section 9, until the tenth anniversary of the Effective Date. The provisions of the Plan, however, shall continue thereafter to govern all outstanding Options theretofore granted.

        10.10. No Voting Rights. Except as otherwise required by law, no Participant holding any Options granted under the Plan shall have any right, in respect of such Options, to vote on any matter submitted to Holding's stockholders until such time as the shares of Common Stock related to any Stock Purchase Right or issuable upon exercise of such Options have been issued.

        10.11. Governing Law. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the law of the State of Delaware

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